SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K/A

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) May 31, 1996



                          IMAGE SOFTWARE, INC.
          (Exact Name of Registrant as Specified in its Charter)


       COLORADO                 0-12535             84-0866294
(State of Incorporation)   (Commission File      (IRS Employer ID
                                Number)               Number)


                            6486 S. Quebec Street
                          Englewood, Colorado 80111
               (Address of Principal Executive Offices)



                            (303) 694-9180
                    (Registrant's Telephone Number)

Item 5.  Other Events

     By letter dated June 17, 1996, the Nasdaq Small Cap Market System ("Nasdaq") requested that the Company refile the Form 8-K dated May 31, 1996 with the Securities and Exchange Commission to include an interim financial adjustments column with the May 31, 1996 balance sheet of the Company which had previously been filed. Accordingly, the Company is filing this Form 8-K/A, Current Report, with an enhanced unaudited balance sheet as of May 31, 1996.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 28, 1996               IMAGE SOFTWARE, INC.


                                       By: /s/ David R. DeYoung
                                       David R. DeYoung, President

Item 1.  Financial Statements

                            IMAGE SOFTWARE, INC.
                         CONSOLIDATED BALANCE SHEETS

                                                     Interim
                                                    Financial
            Assets                    31-Mar-96    Adjustments  31-May-96
- ------------------------------------   ----------   ----------- ---------

Current Assets:
  Cash and equivalents               $  299,584    $ 93,543    $  393,127
  Trade accounts receivable, net        459,298     (20,648)      438,650
  Inventory, at lower of
    cost or market                       28,642      96,750       125,392
  Current portion of
    notes receivable                     12,164     150,000       162,164
  Prepaid expenses                       73,390     (53,190)       20,200
                                     ----------    --------    ----------

    Total current assets                873,078     266,455     1,139,533

  Property and equipment, net           252,904      (8,608)      244,296
  Deferred computer software
    development costs, net              700,857      (6,230)      694,627
  Investment in affiliate                 8,900           0         8,900
  Other assets                           29,717      21,639        51,356
                                     ----------    --------    ----------

    TOTAL ASSETS                     $1,865,456    $273,256    $2,138,712
                                     ==========    ========    ==========


Liabilities and Stockholders' Equity
- ------------------------------------

Current Liabilities:
  Current portion of long-term debt:
    Other                               150,000           0       150,000
    Capital lease obligations            11,347      (1,837)        9,510
  Trade accounts payable                152,668     (25,838)      126,830
  Line of credit                        102,948       4,052       107,000
  Accrued expenses and other
    liabilities                         149,387       3,457       152,844
                                    -----------    --------    ----------

    Total current liabilities           566,350     (20,166)      546,184

  Long-term obligations:
    Capital lease obligations            18,768           0        18,768
    Other                                     0           0             0
                                    -----------    --------    ----------

    Total liabilities                   585,118     (20,166)      564,952

Stockholders' Equity
  Common stock, par value $.004 -
    10,000,000 shares authorized;
    shares outstanding: 1995,
    1,936,859; 1996, 2,129,563            7,747         775         8,522
  Paid-in capital                     6,628,462     212,879     6,841,341
  Accumulated deficit                (5,355,871)     79,768    (5,276,103)
                                    -----------   ---------   -----------

    Total stockholders' equity        1,280,338     293,422     1,573,760
                                   ------------   ---------   -----------

    TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY             $1,865,456    $273,256    $2,138,712
                                     ==========    ========    ==========